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                                                                   EXHIBIT 10.10

                            FIRST AMENDMENT TO THE
                            PSW PROFIT SHARING PLAN


WHEREAS, PSW Technologies, Inc. (hereinafter, the "Employer") adopted a restatement of the PSW Profit Sharing Plan (hereinafter, the "Plan") effective as of February 1, 1998;

WHEREAS, the Employer has the ability to amend the Plan pursuant to Section 11.2 thereof; and

WHEREAS, the Employer now desires to amend the Plan to change the Employer Matching Contribution;

NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as of January 1, 2000;

1. Section D(2)(I) of the Adoption Agreement is hereby amended to read as follows:

     D(2) EMPLOYER'S MATCHING CONTRIBUTIONS (Plan Sections 1.64, 3.8)

          I.   Based On 401(k) Elective Deferrals
               (complete items a., b., c., or d., AND e., f., and g.)

               a.   [_]  N/A. The Employer shall not match 401(k) elective
                         deferrals (or the Plan does not provide for elective deferrals).
               b.   [_]  The Employer shall make Matching Contributions equal to
                         ___% (e.g. 50%) of the Participant's 401(k) elective deferrals; however, only a Participant's 401(k) elective deferrals up to ___% of Compensation will be matched.
               c.   [_]  The Employer may make Matching Contributions equal to a discretionary percentage or amount, to be determined annually by the Employer, of the Participant's 401(k) elective deferrals.
               d.   [X]  Other: The Employer shall make Matching Contributions
                                ----------------------------------------------
                         equal to 100% of the Participant's 401(k) elective
                         --------------------------------------------------
                         deferrals up to $1,000 of Compensation, and equal to
                         ----------------------------------------------------
                         25% of the Participant's 401(k) elective deferrals in
                         -----------------------------------------------------
                         excess of $1,000 but not exceeding $7,000 of
                         --------------------------------------------
                         Compensation.
                         -------------

               e. The Matching Contribution made on behalf of a Participant for any Plan Year shall not exceed;

                    1.   [X]  $2,500
                               -----
                    2.   [_]   N/A. No dollar limit shall apply.

               f.   Matching Contributions shall be made on behalf of

                    1.   [X]  All Eligible Participants.
                    2.   [_]  Only Non-Highly Compensated Eligible Participants.

















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                              3.   [_]  All Eligible Participants except for
                                        Employees classified as follows (e.g.,
                                        Employees of a division or department of the Employer):

                                        ______________________________________
                                        ______________________________________

                              4.   [_]  A multi-tiered matching contribution
                                        arrangement for the following categories of Eligible Participants:

                                        ______________________________________
                                        ______________________________________


                              5.   [_]  N/A


                         g. If, during the Plan Year, a Participant's 401(k) deferral rate changes to an amount above or below any threshold at which such contributions are matched (select one):

                              1.   [_]  Employer Matching Contributions will
                                        change prospectively with the change in
                                        a Participant's 401(k) elective deferral percentage.
                              2.   [X]  Employer Matching Contributions will be
                                        adjusted at the end of each Plan Year to match the annualized 401(k) elective deferral percentage and/or annualized compensation, as applicable.

2.   In all respects, the terms of this Plan are hereby ratified and confirmed.

IN WITNESS WHEREOF, the Employer has caused this First Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, this 28th, day of December 1999.

                                        PSW TECHNOLOGIES, INC.

/s/ Jan Soderman                        By: /s/ Nancy A. Richardson
-------------------                        -------------------------
Witness                                    Employer